Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421

		Operating Report Number:	21

	Debtor	For the Month Ending:	28-Feb-10

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			28,916,908

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			28,911,636

3.	BEGINNING BALANCE:			5,273

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		—

	Accounts Receivable — Pre-filing		—

	State Tax Refunds		472,139

	Other (Specify)	Transfers from Money Market Acct	796,000

	TOTAL RECEIPTS THIS PERIOD:			1,268,139

5.	BALANCE:			1,273,413

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)			—

	Disbursements (from page 2)			1,268,690

7.	ENDING BALANCE:			4,722

8.	General Account Number(s):		Well Fargo # xxxxxx1638 (2)

	Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking

			350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

(2)	Represents intercompany reimbursement for a professional fee retainer advanced by the Debtor (as outlined in Court approved stipulation).

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
2/3/2010	wire	Robert Shackleton	Director Fees		$5,833	$5,833
2/3/2010	wire	Barney Northcote	Director Fees		5,833	5,833
2/3/2010	wire	Mark Schaffer	Director Fees		5,833	5,833
2/3/2010	wire	David S. Depillo	Director Fees		5,833	5,833
2/3/2010	wire	Caldwell Law Firm	Professional fees		15,510	15,510
2/3/2010	wire	KPMG Corporate Finance LLC	Professional fees		25,146	25,146
2/3/2010	wire	CRG Partners Group LLC	Professional fees		31,461	31,461
2/3/2010	wire	Patton Boggs LLP	Professional fees		128,882	128,882
2/3/2010	6000000500	LA Fine Arts	A/P vendor payments		330	330
2/3/2010	6000000501	Mellon Investor Services LLC	A/P vendor payments		2,860	2,860
2/3/2010	6000000502	Stephen H. Gordon	Director Fees		5,833	5,833
2/10/2010	wire	Ernst & Young	Professional fees		1,163	1,163
2/10/2010	wire	Bowne of Los Angeles Inc	A/P vendor payments		1,185	1,185
2/10/2010	wire	Kurtzman Carson Consultants	Professional fees		29,425	29,425
2/10/2010	wire	FTI Consulting	Professional fees		52,008	52,008
2/10/2010	wire	Fremont General Corporation	Bank Account Transfer		391,000	391,000
2/17/2010	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		123,980	123,980
2/17/2010	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		241,154	241,154
2/17/2010	6000000503	Broadridge	A/P vendor payments		1,102	1,102
2/17/2010	6000000504	West Payment Center	A/P vendor payments		3,656	3,656
2/22/2010	wire	Wells Fargo	Client Analysis Service Charge		2,528	2,528
2/24/2010	wire	Caldwell Law Firm	Professional fees		3,771	3,771
2/24/2010	wire	Solon Group, Inc.	Professional fees		11,907	11,907
2/24/2010	wire	Stutman, Treister, and Glatt PC	Professional fees		172,457	172,457

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$1,268,690	$1,268,690

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	2/28/2010	Balance on Statement:	$10,555

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

6000000502	2/3/2010	5,833

TOTAL OUTSTANDING CHECKS:			$5,833

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$4,722

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR REPORTS		38,143,891

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		15,010,387

3.	BEGINNING BALANCE:		23,133,503

4.	RECEIPTS DURING CURRENT PERIOD:
	Transferred from General Account	391,000

	Interest Income	2,116

	TOTAL RECEIPTS THIS PERIOD:		393,116

5.	BALANCE:		23,526,619

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD

	Transfers to Other DIP Accounts (from page 5)		796,000

	Disbursements (from page 5)		3,234

7.	ENDING BALANCE:		22,727,385

8.	COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

	Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes:

(1)	Commercial money market account converted in August in compliance with Section 345 of the Bankruptcy Code.

     TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

				*Amount	**Amount
Date mm/dd/yyyy	Check Number	Payee	Purpose	Transferred	Disbursed	Amount
2/3/2010	wire	Fremont General Corporation	Bank account transfer	$233,000		$233,000
2/17/2010	wire	Fremont General Corporation	Bank account transfer	375,000		375,000
2/22/2010	wire	Wells Fargo	Client Analysis Service Charge		3,234	3,234
2/24/2010	wire	Fremont General Corporation	Bank account transfer	188,000		188,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$796,000	$3,234	$799,234

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	2/28/2010	Balance on Statement:	$22,727,385

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$22,727,385

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment
IB p3

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency ofPayments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	February 28, 2010
	Gross Sales Subject to Sales Tax:	—

	Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

Notes:

(1)	The lease with Water Garden Co. (Lessor) was rejected on October 16, 2008.
II — III

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	2/28/2010
(Provide a copy of monthly account statements for each of the below)

	General Account:		4,722

	Money Market Account:		22,727,385

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				22,732,107

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:			N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	3,483	—	—
31 - 60 days	1,093	—	—
61 - 90 days	—		—
91 - 120 days	1,273		—
Over 120 days	6,273	118,819

TOTAL:	12,123	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-4/01/10	4/1/10
Continental Casualty	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-4/01/10	4/1/10
Allied World Natl	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Liberty Mutual	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Navigators Ins.	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Westchester Surplus	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Platte River	Excess D&O	10,000,000	4/01/09-4/01/10	4/1/10
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-4/01/10	4/1/10
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-4/01/10	4/1/10
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-4/01/10	4/1/10
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	4/01/09-4/01/10	4/1/10
Zurich American	Excess Crime Coverage	15,000,000	4/01/09-4/01/10	4/1/10
Continental Ins.	Excess Crime Coverage	10,000,000	4/01/09-4/01/10	4/1/10
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/11	1/1/11
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/11	1/1/11
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/11	1/1/11
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/11	1/1/11
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/11	1/1/11

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Still Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
September 30, 2009	2,677,616	9,749	21-Oct-2009	9,749	—
December 31, 2009	2,864,479	9,750	27-Jan-2010	9,750	—

		55,250		55,250	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing	Authorized Gross	Paid During the
Name of Insider	Compensation	Compensation	Month
No compensation disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During
Name of Insider	Compensation	Description	the Month

Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	2/28/10	6/19/08-2/28/10
Sales/Revenue:
Net Sales/Revenue	$—	$—
Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—
Gross Profit	—	—
Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—
Compensation- regular (intercompany allocation)	109,028	2,591,078
Compensation- group insurance		—
Compensation- 401(k)/ESOP/Incentive	629	(1,691,238)
Occupancy	1,919	515,050
Payroll Taxes		—
Other Taxes (Itemize) (1)		(3,500,000)
Information systems		39,722
Advertising and promotion		23,635
Telecom		(115)
Travel		2,670
Printing and supplies	1,825	37,712
Postage		(29,156)
All other	38,585	589,126
Depreciation and Amortization	287	23,840
Rent Expense — Real Property		—
Lease Expense — Personal Property		—
Insurance	249,569	3,501,313
Miscellaneous Operating Expenses (Itemize)	—	—
Total Operating Expenses	401,842	2,103,637

Net Gain/(Loss) from Operations	(401,842)	(2,103,637)

Non-Operating Income:
Interest Income	2,117	237,292
Net Gain on Sale of Assets (Itemize)		—
Other — Equity in Earnings of Subsidiaries	(620,444)	156,287,010
Other (Itemize) — SERP	—	(75,276)
Total Non-Operating income	(618,327)	156,449,026

Non-Operating Expenses:
Interest Expense (2)	23,914	487,846
Legal and Professional (Itemize) (3)	711,047	18,077,914
Other (Itemize)	—	—
Total Non-Operating Expenses	734,961	18,565,760

NET INCOME/(LOSS)	$(1,755,130)	$135,779,629

Notes:

(1)	Reflects (post-petition) accrual of the estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Represents amortization of capitalized debt issuance costs.

(3)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$22,732,107
Accounts Receivable	118,819
Intercompany Receivable	613,866
Prepaid Expenses	3,152,639
Other (Itemize)- SERP / EBP Accounts & Other Benefit Accounts	12,046,364
Other (Itemize) — Investment — FG Financing	3,092,777
Other (Itemize)- Income Tax Receivable (1)	3,500,000
Total Current Assets		45,256,572
Property, Plant, and Equipment	168,996
Accumulated Depreciation/Depletion	(18,069)
Net Property, Plant, and Equipment		150,927
Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,932
Investment in Subsidiary	440,870,035
Total Other Assets		440,884,967

TOTAL ASSETS		$486,292,466

LIABILITIES
Post-petition Liabilities:
Accounts Payable	12,123
Accruals (2)	3,237,411
Taxes Payable	—
Professional fees	—
Accrued Interest Payable	—
Other (3)	12,690,722
Total Post-petition Liabilities		15,940,256
Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—
Unsecured Liabilities (4)	375,003,217
Total Pre-petition Liabilities		375,003,217
TOTAL LIABILITIES		390,943,473
EQUITY:
Pre-petition Owners’ Equity (5)	(50,668,361)
Post-petition Profit/(Loss)	135,779,629
Direct Charges to Equity	10,237,725
TOTAL EQUITY		95,348,993

TOTAL LIABILITIES & EQUITY		$486,292,466

Notes:

(1)	Reflects (post-petition) estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

(3)	Includes an accrued post-petition intercompany payable to Fremont Reorganizing Corporation of $12.2 million.

(4)	Includes the accruals (estimates) recorded by the Debtor for financial statement presentation (GAAP) purposes, including an accrual for litigation settlements totaling $36.5 million primarily related to the following matters and related proofs of claim: The Bank of New York v. Fremont General Corporation; Enron Creditors Recovery Corp., et al. v. J.P. Morgan Securities, et al.; California Insurance Commissioner v. Rampino, et al.; and California Insurance Commissioner v. Fremont General Corporation, et al. These litigation settlements were approved, pursuant to Federal Rule of Bankruptcy Procedure 9019, by the Bankruptcy Court in 2009, and each settlement resulted in deemed allowed general unsecured claims against the Debtor’s bankruptcy estate in varying amounts.

(5)	Reflects the changes in the Pre-petition Liabilities/Liabilities Subject to Compromise, as further described in footnote 4 above, and adjustments to recorded income tax payable at 12/31/2009.

XI. QUESTIONNAIRE
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	No ☑	Yes ☐

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	No ☑	Yes ☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

During the reporting period, the various competing plans (now reduced to four) were circulated for consideration and voting by the Debtor’s assorted stakeholders. In addition, pursuant to a schedule established by the Bankruptcy Court, the various plan proponents filed briefing and evidence in support of confirmation of their respective plans on February 1, 2010.

4.	Describe potential future developments which may have a significant impact on the case:

Confirmation hearings regarding the four remaining competing chapter 11 plans are presently scheduled to begin on March 12, 2010, with various related dates established pursuant to the Bankruptcy Court’s orders.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

None.

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	No ☑	Yes ☐

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.